UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 21, 2012

VCA ANTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard
Los Angeles, California 90064-1022
(Address of Principal Executive Offices, Zip Code)

(310) 571-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders of VCA Antech, Inc. (the “Company”) was held on May 21, 2012.  The matters submitted to a vote of the Company’s stockholders and the certified results are as follows:

1.           Election of Class III Directors:  The nominees for Class III director listed below were elected by the following vote:

Nominee	For	Withheld	Broker Non-Votes
John M. Baumer	67,028,985	11,306,055	2,694,873
Frank Reddick	68,899,808	9,435,232	2,694,873

2.           Ratification of Appointment of KPMG:  The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
80,417,987	598,671	13,255	0

3.           Advisory Vote on Executive Compensation:  The compensation of the Company’s named executive officers failed to be approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
32,025,917	46,269,814	39,309	2,694,873

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCA ANTECH, INC.

May 25, 2012	By:	/s/ Tomas W. Fuller
	Name:	Tomas W. Fuller
	Title:	Chief Financial Officer

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